UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

ALBEMARLE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-12658	54-1692118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

451 Florida Street, Baton Rouge, Louisiana 70801

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (225) 388-8011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 5, 2015, Albemarle Corporation (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). During the Annual Meeting, shareholders of the Company were asked to consider and vote upon four proposals: (1) election of the eleven nominees to the Board of Directors set forth in the 2015 Proxy Statement; (2) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; (3) re-approval of the performance measures under the Albemarle Corporation 2008 Incentive Plan, as amended and restated April 20, 2010; and (4) approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

As of the record date for the Annual Meeting, March 10, 2015, there were 112,179,867 shares of common stock outstanding and entitled to vote, of which the holders of 102,069,644 shares of common stock were represented in person or by proxy at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1. Election of directors. All of the director nominees were elected to serve for a term which expires at the annual meeting of shareholders in 2016, by the votes set forth in the table below.

Nominee	Voted For	Withheld
Jim W. Nokes	94,479,585	1,314,412
William H. Hernandez	94,457,095	1,336,902
Luther C. Kissam, IV	91,833,997	3,960,000
Douglas L. Maine	94,484,235	1,309,762
J. Kent Masters	94,312,107	1,481,890
James J. O’Brien	94,427,975	1,366,022
Barry W. Perry	94,181,646	1,612,351
John Sherman, Jr.	93,764,523	2,029,474
Gerald A. Steiner	94,478,730	1,315,267
Harriett Tee Taggart	93,946,762	1,847,235
Alejandro Wolff	94,445,605	1,348,392

There were 6,275,647 broker non-votes received for each nominee.

2. Ratification of appointment of independent registered public accounting firm. The appointment of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, was ratified by the shareholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
101,223,678	799,823	46,143

The proposal to ratify the appointment of PricewaterhouseCoopers LLC was a routine matter and, therefore, there were no broker non-votes relating to this matter.

3. Re-approval of performance measures. The re-approval of the performance measures under the Albemarle Corporation 2008 Incentive Plan, as amended and restated April 20, 2010, were approved by the shareholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
92,531,269	3,152,499	110,229	6,275,647

4. Advisory vote on executive compensation. The shareholders approved on a non-binding advisory basis the compensation of the Company’s named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
63,139,332	32,194,329	460,336	6,275,647

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: May 6, 2015	By:	/s/ Karen G. Narwold
Senior Vice President, General Counsel, Corporate & Government Affairs, and Corporate Secretary